   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE
  ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT
                                IS NOT REQUIRED.

                              MOLDFLOW CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

This certifies that, for value received, Silicon Valley Bank (the "HOLDER") is entitled to subscribe for and purchase up to Fifty Thousand (50,000) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of Moldflow Corporation, a Delaware corporation (the "COMPANY"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term "COMMON STOCK" shall mean the Company's presently authorized Common Stock, $.01 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

         1. TERM OF WARRANT. The purchase or conversion right represented by this warrant (hereinafter the "WARRANT") is exercisable, in whole or in part, at any time during the period commencing on April 23, 1998 and continuing until April 23, 2005.

         2. WARRANT PRICE. The initial exercise price of this Warrant is $3.00 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "WARRANT PRICE").

         3. METHOD OF CONVERSION OR EXERCISE; PAYMENT; ISSUANCE OF NEW
            WARRANT.

            (a) EXERCISE. The purchase right represented by this Warrant may be exercised by the holder hereof during the term of this Warrant, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT 1 duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such 15 day period.

            (b) CONVERSION. The Holder may convert this Warrant (the "CONVERSION RIGHT") during its term, in whole or in part, into the number of shares of Common Stock of the Company calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as EXHIBIT 1 duly executed) at the principal office of the Company specifying the number of shares of Common Stock of the Company, the rights to purchase which the Holder desires to convert:

                            X  =     Y (A - B)
                                     ---------
                                         A

         where:            X  =     the number of shares of Common Stock to be
                                    issued to the Holder;

                           Y  =     the number of shares of Common Stock
                                    subject to this Warrant for which the
                                    Conversion Right is being exercised;

                           A  =     the fair market value of one share of
                                    Common Stock;

                           B  =     the Warrant Price

         As used herein, the fair market value of a share of Common Stock shall mean with respect to each share of Common Stock the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the NASDAQ National Market System, or if not then listed or traded on any such exchange or system, the bid price per share on NASDAQ Small-Cap Market or any other over-the-counter market, including the OTC Bulletin Board, which reports bid, asked and last sale prices and volume of sales, averaged over the 10 trading days consisting of the day as of which the current fair market value of Common Stock is being determined and the nine consecutive business days prior to such day. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to the Company's acquisition. The Company agrees that the shares so converted shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered to the holder hereof within 15 days thereafter and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued to the holder hereof within such 15 day period.

         4. STOCK FULLY PAID; RESERVATION OF SHARES. All Common Stock which may be issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The issuance of this Warrant and any shares of Common Stock issued upon exercise or conversion thereof will not be subject to pre-emptive rights of any holder of record of stock, or of securities exchangeable for or convertible into stock, of the Company on the date hereof except such rights as have been waived prior to the issuance hereof.

         5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The kind of securities purchasable upon the exercise or conversion of this Warrant, the Warrant Price and the number of shares purchasable upon exercise or conversion of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

            (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise or conversion of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company shall, or shall use its best efforts to cause such successor or purchasing corporation, as the case may be, to, execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

            (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

            (c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) or (b)) of, Common Stock, then the Warrant

Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

            (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to any of Sections 5 (a) through (c), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         6. NOTICE OF ADJUSTMENTS. Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant at the address specified in Section 12(d) hereof, or at such other address as may be provided to the Company in writing by the holder of this Warrant.

         7. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise or conversion hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

         8. COMPLIANCE WITH THE ACT.

            (a) COMPLIANCE WITH THE ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise or conversion hereof are being acquired for investment for such holder's own account and not with a view toward distribution thereof, and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise or conversion hereof unless this Warrant has been registered under the Act and applicable state securities laws or (i) registration under applicable state securities laws is not required and (ii) an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

         9. TRANSFER OF WARRANT. This Warrant and the rights granted hereunder may not be transferred or succeeded to by any person without the prior written consent of the Company. Subject to compliance with the foregoing sentence, this Warrant and all rights hereunder shall be transferable, in whole or in part, at the office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, that the last holder of this

Warrant as registered on the books of the Company may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

         10. REPORTING REQUIREMENTS. Until the exercise or conversion in full or the expiration of this warrant, the Company shall provide to the Holder, as soon as available, but in any case within one hundred twenty (120) days after the end of the Company's fiscal year, audited consolidated financial statements of the Company and its subsidiaries, if any, prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm.

         11.  REGISTRATION RIGHTS.

            (a) Definitions: the following terms shall have the following respective meanings for purposes of this Section 11:

                   (i) "Commission" means the United States Securities and Exchange Commission, or any other United States Federal agency at the time administering the Securities Act.

                  (ii) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, or any similar United States statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

                 (iii) "Initial Public Offering" means the first public distribution of the Common Stock pursuant to a firm commitment underwriting, following which the Common Stock shall be listed and traded on a national securities exchange or on the NASDAQ National Market System.

                  (iv) "Securities Act" means the United States Securities Act of 1933, as amended, or any similar United States statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

                   (v) "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  (vi) "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon exercise or conversion of this Warrant, and
(ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

            (b)  Sale or Transfer of Shares; Legend

                   (i) The Registrable Shares shall not be sold or transferred in the United States unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                   (ii) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

         "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated in the United States unless and until such shares are registered under the Act or an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Registrable Shares at the request of the Holder thereof at such time as they become registered under the Securities Act or eligible or resale pursuant to Rule 144(k) under the Securities Act.

          (c)  Incidental Registration.

                    (i) Whenever the Company proposes to file a Registration Statement, prior to such filing it shall give written notice to the Holder of its intention to do so, and upon the written request of the Holder given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all of the Registrable Shares which the Holder has requested that the Company register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended method of distribution specified in the request of the Holder; provided that, the Company shall have the right to postpone or withdraw any registration effected pursuant to this Subsection 11(c) without obligation to the Holder.

                   (ii) In connection with any offering under this Subsection 11(c) involving an underwriting, and subject to the next sentence hereof, the Company shall not be required to include any Registrable Shares in such underwriting in such quantity as will, in the opinion of the underwriters, jeopardize the success of the offering by the Company or materially adversely affect the price receivable by the Company in such offering. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Holder has requested to be included would materially and adversely affect the success or the price receivable by the Company in such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, provided, however, that in no event shall any of the Registrable Shares be included in such underwriting unless all shares which have been requested to be included pursuant to that certain Shareholders Agreement, dated as of July 18, 1997, between the Company and certain of its shareholders have been included (except to the extent provided for by letter agreement dated on or after the date hereof between the Holder and any shareholders of the Company having registration rights under such Shareholders Agreement).

            (d) Registration Procedures. If and whenever the Company is required by the provisions of this Section 11 to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                   (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

                  (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date and in any event as long as is required by the Securities Act;

                 (iii) as expeditiously as possible furnish to the Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the registered Registrable Shares owned by the Holder; and

                  (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such jurisdictions; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

If the Company has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Shares.

            (e) Allocation of Expenses. The Company shall pay the Registration Expenses for all registrations requested by the Holder pursuant to this Section 11. For purposes of this Section 11, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Section 11, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, out-of-pocket expenses of the Company and the underwriters, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discount and selling commissions and fees of counsel for the Holder. Such underwriting discounts and selling commissions shall be borne pro rata by all selling stockholders in accordance with the number of their shares included in such registration.

            (f)  Indemnification.

                   (i) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Section 11, then to the extent permitted by law the Company shall indemnify and hold harmless the Holder, each underwriter of such Registrable Shares and each other persons, if any, who controls the Holder or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, or any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse the Holder, such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Holder, or such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such cases to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Holder or such underwriter or controlling person specifically for use in the preparation thereof.

                  (ii) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Section 11, then to the extent permitted by law, the Holder shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect hereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Holder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder from Registrable Shares sold as contemplated herein.

                 (iii) Indemnification of an underwriter pursuant to this
Section 11(f) shall not be interpreted as providing relief of such underwriter from any or all of its due diligence obligations. Further, an underwriter shall not be entitled to indemnification pursuant to this section in the event that it fails to deliver to the Holder or to the person asserting damages with respect to which indemnification is sought any preliminary or final or revised prospectus, as required by the Rules and Regulations of the Commission. Finally, no indemnification shall be provided pursuant to this Section in the event that any error in a preliminary prospectus of the Company is subsequently corrected in the final prospectus of the Company for a particular offering, and such final prospectus is delivered to the person seeking indemnity, in the case of a claim made under
Section 11(f)(i), or to all purchasers in the offering by the Company in the case of a claim under Section 11(f)(ii) prior to the date of purchase of the securities.

Each party entitled to indemnification under this Subsection 11(f) (an "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 11(f). The Indemnified Party may participate in such defense at such Indemnified Party's expense, PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interest between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            (g) Stand-Off Agreement. The Holder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by the Holder for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement other than sales by the Holder pursuant to such Registration Statement; PROVIDED THAT such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering.

Such agreement shall be in writing in a form satisfactory to the Company and such underwriter.

            (h) Information by Holder. If any Registrable Shares are to be included in any registration, the Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may request and as shall be required, in the reasonable opinion of counsel for the Company, in connection with any registration, qualification or compliance referred to in this Section 11.

            (i) Rule 144 Requirements. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                   (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act);

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                 (iii) furnish to the Holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            (j) TERMINATION. The Company's obligations under this Section 11 shall survive the exercise or conversion of this Warrant, but shall terminate on the earlier of (i) two (2) year after the Company's Initial Public Offering or (ii) such time as the Holder shall be entitled to sell all of the Registrable Shares which the Holder then holds within a three (3) month period pursuant to Rule 144 under the Act.

         12.  MISCELLANEOUS.

            (a) NO RIGHTS AS SHAREHOLDER. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or conversion hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised or converted and the shares purchasable upon the exercise or conversion hereof shall have become deliverable, as provided herein.

            (b) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

            (c) NOTICE OF CAPITAL CHANGES.  In case:

                     (i) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

                     (ii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                     (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in subparagraph (d) below, of the date on which a record shall be taken for such dividend, or distribution or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date in respect thereof.

            (d) NOTICE. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the holder at its address set forth in the Company's books and records or at such other address as the holder may have provided to the Company in writing.

            (e) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant.

            (f) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Delaware.

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      IN WITNESS WHEREOF, this Warrant is executed as of this 23rd day of
April, 1998.


                                       MOLDFLOW CORPORATION

                                       By:  /s/ Marc Dulude
                                           ----------------------------
                                            Name: Marc Dulude
                                            Title: President






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



                                                                     EXHIBIT 1

                                                NOTICE OF EXERCISE

TO:      MOLDFLOW CORPORATION

         1.       Check Box that Applies:

         / /       The undersigned hereby elects to purchase _______ shares
of Common Stock of MOLDFLOW CORPORATION pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         / /       The undersigned hereby elects to convert the attached
warrant into _________ shares of Common Stock of MOLDFLOW CORPORATION pursuant to the terms of the attached Warrant.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


__________________________________________________________________
                                   (Name)


__________________________________________________________________

__________________________________________________________________
                                  (Address)

         3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                      ______________________________________
                                           Signature



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